Q3 2022 Earnings

November 10th, 2022



Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, Q4 '22 performance, future operations, projected costs, prospects, plans, objectives of management, expected market growth, our long-term guidance, the amount and timing of any share repurchases and our stock-based compensation estimates and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the impact on inflation on us and our members; our borrowing costs have and may continue to increase as a result of increases in interest rates; our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; the war in Ukraine and escalating geopolitical tensions as a result of Russia's invasion of Ukraine; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the increased expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income, adjusted EBITDA, adjusted EBITDA margin and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Long term strategy

Every month is (usually) our best month.

Three secrets to Expensify's long-term success

1. Enormous untapped market opportunity
2. Unique bottom-up acquisition model
3. Billion-user platform ambition

Full court press on whole market, not just enterprise



$7.1B US TAM
Enterprise 1000+ EEs
$1.5B US TAM
Mid-Market 500-1000 EEs
$12.0B US TAM
SMB 10-499 EEs
$2.4B US TAM
VSB 1-9 EEs
UK: $2.3B
AU: $1.6B
CA: $1.7B
US: $16.0B

Note: EEs = Employees. VSB = Very Small Businesses. Figures represent our estimated TAM in our core geographies based on our average revenue per paid member in each business size segment as of June 30, 2021, multiplied by number of employees in each segment based on data from U.S. Bureau of Labor Statistics, U.K. Department for Business, Energy & Industrial Strategy, Statistics Canada and the Australian Government.

Freemium leads + efficient sales = Profitable growth



Advertising
Sales/AM's
Subscriptions
Partners
Free Plan

Bottom-up sales reaches the rest of the market


$
CFO
!!
CFO
Top Down
Bottom Up

Only Expensify can reach the full market

	A	B	C	D	Expensify
Enterprise scale			✓		✓
Consumer grade	✓			✓	✓
Global reach			✓		✓
Native card+travel					✓
Free		✓		✓	✓

Complete chat-first pre-accounting solution <u>for $9/seat</u>



Social
Planned
Chat
Live
Wallet
Beta
Travel
Live
Invoice
Live
Bill
Live
Card
Live
Payroll
Beta
Expense
Live
Accounting
Planned
Expensify
Viral Leadgen
Transactional Revenue
Subscription Revenue

Steady at the wheel

When others hunker down, we brave the storm.

Despite the macroeconomic climate, we remain steadfast

- The Market
  - "Stripe lays off 14% of workers"
  - "Brex lays off 11% of staff"
  - "Pleo lets go 15% of staff"
  - "Twilio announces 11% of employees will lose jobs"
  - "Meta reduces workforce by 13%"

- Expensify
  - We're hiring.
  - We’re generating cash.
  - We’re focused on the future.
  - We're buying back shares.

Steady growth of inside sales to increase organic conversion

- 70+ sales contractors onboarding and selling to customers
  - Most customers still prefer self service versus human sales
  - Still getting **sizable organic lead channel** to fully engage

- **Next up:** Dial up Sales Development Reps as we exhaust organic leads

Steady rollout of AM's to stabilize and accelerate expansion

- 41% of revenue is now overseen by an Account Manager…
  - … with the remainder under consideration for AM expansion

- Tasked with converting pay-per-use to annual subscriptions…
  - … which increases revenue and reduces overage volatility

- **Next up:** Aiming for 90% AM coverage by EOY

Steady increase in engaged accounting partners

- ~50% of partner revenue is now overseen by an Partner Manager...
  - ... with the remainder under consideration for PM expansion
- Methodically onboarding new accountants top-down and bottom-up
  - eg: PMs engage firms to get all accountants trained
- **Next up:** Warming up channel for ExpensiCon in May...
  - ... with "golden tickets" for top revenue producing partners

Steady progress on next-gen platform

- Chat platform mature and used in every sales/support context:
  - **SDRs** chat with every new prospect
  - **Sales** chat with every new lead
  - **AMs** chat with finance teams
  - **PMs** chat with firm accountants

- **Next up:** Optimizing for mobile in preparation for customer employee use



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Borton Corp
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Steady progress on chat-centric payroll solution

- Proven in live operation internally since Jan'21...
  - ... and first customers have been onboarding
- Obtained 47 of 51 Money Transmitter Licenses
  - ... still working on NY, TX, HI, and MA
- Supports sophisticated public company requirements
  - eg: multi-entity payments, NSO exercises, ISO disqualified dispositions, fertility benefits, etc.
- **Next up:** Expand and streamline support for SMB customers
  - eg: hourly workers, weekly/monthly payroll, 1099 contractors

Steady use of opportunistic buybacks

- We believe our shares to be **significantly undervalued**:
  - May'22: Authorized $50MM share repurchase
  - Sep'22: Repurchased $4MM[1]
  - Sep'22: $106MM cash on hand

- **Next up:** Repurchase **$6MM**, starting tomorrow morning
  - ... with $40MM to be used opportunistically

[1] $4.2M in net share settlement of Restricted Stock Units vested on September 15, 2022

Q3
Performance

Q3 2022 continues to show strong long term growth

Paid Members

761K

Revenue

$42.5MM

Free Plan Customers

15K

Annualized Revenue[1]

$170MM

Unless otherwise denoted, figures are actuals for the three months ended September 30th, 2022.

[1] Calculated as three months ended September 30th, 2022 revenue multiplied by four (quarters).

Downward pressure on ARPU is expected and temporary

- Partner Managers onboarding more accountants into the Expensify Approved! Accountants program

- Currency headwinds due to strength of USD.

- Expensify Card
  - Card volume is growing and cash back is contra-revenue
  - Card holders get a discount on Expensify subscription
  - Interchange is not categorized as revenue… yet

Expensify Card continues to grow at rapid rate

Y/Y interchange growth

115%

Q3 Gross Interchange

$1.9MM

All metrics are actuals for the three months ended September 30th, 2022.

Expensify continues to add money in the bank every quarter

Operating Cash Flow
(Includes timing of customer funds)

$(0.9MM)

Free Cash Flow[1]
(Excludes timing of customer funds)

$4.7MM

Net Loss

$(8.2MM)

Non-GAAP Net Income[2]

$5.1MM

Adj. EBITDA[3]

$9.0MM

Adj. EBITDA Margin[4]

21%

All metrics, unless noted otherwise, are actuals for the three months ended September 30th, 2022.

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define Non-GAAP Net Income as net income (loss) excluding stock based compensation and IPO related bonus cost. Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance. Please see appendix for GAAP to non-GAAP reconciliation. IPO-related bonus costs impacted the second, third and fourth fiscal quarters of 2021, but did not impact first or second quarters of 2022 and are not expected to impact future periods.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue for the same period. Please see appendix for GAAP to Non-GAAP reconciliation.

[4] We define Adjusted EBITDA Margin as Adjusted EBITDA divided by total revenue for the same period. Please see appendix for GAAP to Non-GAAP reconciliation.

Continue to maintain strong long-term guidance

- We reaffirm our long term guidance provided in connection with our fourth quarter 2021 results of 25-35% revenue growth over a multi-year period.

Long Term Growth Guidance

25-35%

Note: The Company's guidance is based on a number of estimates, expectations and assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these estimates, expectations and assumptions, the Company's guidance may change. There can be no assurance that the Company will achieve these results.

Q3 summary: The business is extremely healthy.

- Strong free cash flow and profitable (adj EBITDA)
- Paid members continue to grow
- Expensify Card up 115% from last year
- Strong enthusiasm for product road map from customers

October was our best month ever (again)

Monthly Paid Members



800,000
750,000
700,000
650,000
600,000
Omicron
4/1/2021
7/1/2021
10/1/2021
1/1/2022
4/1/2022
7/1/2022
10/1/2022

Oct. 22 Paid Members
783K

October 2022 Revenue

$14.3-14.7MM

Note: There can be no assurances that October trends will continue through Q4 '22.

Q&A

Appendix

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Three months ended September 30, 2022 *(unaudited, in thousands)*
Net (loss) income	**$ (8,242)**
Add:	
Stock based compensation	13,364
IPO related bonus[1]	–
Non-GAAP Net income[2]	**$ 5,122**

[1] Reflects amounts paid in Q3 related to a one-time special bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. IPO-related bonus costs impacted the second, third and fourth fiscal quarters of 2021, but did not impact first, second, or quarters of 2022 and are not expected to impact future periods. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Cash Bonuses" in the Company's Annual Report on Form 10-K, filed with the SEC on March 31, 2022.

[2] We define Non-GAAP Net Income as net income (loss) excluding stock based compensation and IPO related bonus cost. Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance.

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended September 30, 2022 *(unaudited, in thousands)*
Net (loss) income	**$ (8,242)**
Net (loss) income margin	**(19)%**
(Benefit) provision for income taxes	156
Interest and other expenses, net	2,369
Depreciation and amortization	1,323
Stock-based compensation	13,364
Adjusted EBITDA	**$ 8,970**
Adjusted EBITDA margin	**21%**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue for the same period.

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended September 30, 2022 *(unaudited, in thousands)*
Net cash used in operating activities	**$ (929)**
(Increase) decrease in changes in customer assets and liabilities	
Settlement assets	(1,097)
Settlement liabilities	(5,207)
Adjusted operating cash flow	**$ 5,375**
Less:	
Purchases of property and equipment	**(200)**
Software development costs	**(438)**
Free cash flow	**$4,737**

Note: We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q4 2022		Q1 2023		Q2 2023		Q3 2023	
	Low	**High**	**Low**	**High**	**Low**	**High**	**Low**	**High**
Cost of revenue, net	$ 3.6	$ 4.3	$ 3.4	$ 4.1	$ 3.3	$ 4.0	$ 3.3	$ 3.9
Research and development	1.5	1.8	1.4	1.7	1.4	1.7	1.3	1.6
General and administrative	3.6	4.3	3.4	4.1	3.3	4.0	3.2	3.9
Sales and marketing	1.7	2.0	1.6	1.9	1.5	1.8	1.5	1.8
Total	$10.4	$ 12.4	$9.8	$11.8	$ 9.5	$ 11.5	$ 9.3	$ 11.2

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.